                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)       December 29, 2008
                                                --------------------------------

                               NEDAK ETHANOL, LLC
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             (Exact Name of Registrant as Specified in Its Charter)

          NEBRASKA                  333-130343                20-0568230
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(State or Other Jurisdiction       (Commission              (IRS Employer
      of Incorporation)            File Number)           Identification No.)

   87590 Hillcrest Road, P.O. Box 391, Atkinson, Nebraska       68713
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          (Address of Principal Executive Offices)           (Zip Code)

                                 (402) 925-5570
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

     On December 29, 2008, NEDAK Ethanol, LLC ("Company") released a newsletter to investors containing an update respecting the status of construction of the
Company's ethanol plant, as attached hereto at Exhibit 99.1.

     Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the
Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities
Act of 1933, as amended, or the Exchange Act.

Item 8.01  Other Events.

     The information contained in Item 7.01 of this current report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

         (d)      Exhibits

                  99.1     Press Release dated December 29, 2008.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  December 29, 2008

                                       NEDAK ETHANOL, LLC

                                       By:      /s/ Jerome Fagerland
                                           -------------------------------------
                                            Jerome Fagerland
                                            President

                                  Exhibit Index

Exhibit
Number            Description

99.1              Press Release dated December 29, 2008.